Organization and Principal Activities	12 Months Ended
Mar. 31, 2012
Organization and Principal Activities [Abstract]
ORGANIZATION AND PRINCIPAL ACTIVITIES
1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Global-Tech Advanced Innovations Inc. (“Global-Tech”) (formerly known as Global-Tech Appliances Inc.) is primarily an investment holding company, which was incorporated in the British Virgin Islands on May 2, 1991. Global-Tech and its subsidiaries (hereinafter collectively referred to as the “Company”) is primarily a manufacturer of consumer electrical products, including, but not limited to, floor care products and small household appliances, electronic and optical components, and is also involved in the assembly of cellular phones. The Company’s manufacturing operation is located in Dongguan, the People’s Republic of China (the “PRC”). The Company’s products are primarily sold to customers located in the United States of America (the “U.S.A.” or the “U.S.”), Europe and the PRC.

Effective December 10, 2008, Global-Tech’s common stock was no longer traded on the New York Stock Exchange and commenced trading on the Nasdaq Capital Market (“Nasdaq”) under the symbol “GAI”. Global-Tech also changed its name to “Global-Tech Advanced Innovations Inc.”, effective as of the close of business on December 10, 2008.

To satisfy the minimum bid price requirement of Nasdaq, Global-Tech’s Board of Directors authorized an amendment to Global-Tech’s Memorandum of Association to effect a 4-for-1 reverse stock split of the issued and outstanding shares of common stock of Global-Tech, effective as of the close of business on December 10, 2008 (the “Effective Date”). Global-Tech also proportionally reduced the authorized number of its common and preferred stock by four to 12,500,000 and 250,000, respectively. These financial statements present common stock, preferred stock and share option information to reflect the above-mentioned reverse stock split on a retroactive basis.